Associates and Joint Ventures	12 Months Ended
Dec. 31, 2022
Interests In Other Entities [Abstract]
Associates and Joint Ventures	Associates and joint ventures
The detail of investments accounted for by the equity method and the share of income/(loss) of these investments is the following:

	% Holding	Investments accounted for by the equity method		Share of income (loss) of investments accounted for by the equity method
Millions of euros		31/12/2022	31/12/2021	2022	2021	2020
VMED O2 UK Ltd	50%	10,779	12,129	292	(103)	—
Movistar Prosegur Alarmas	50%	252	263	(12)	(2)	(4)
FiBrasil Infraestructura e Fibra Ótica, S.A.	50%	79	68	(8)	(3)	—
Unsere Grüne Glasfaser	50%	108	53	(64)	(25)	(1)
Opal Jvco Limited (nexfibre)	25%	55	—	26	—	—
Others		2	9	(4)	1	2
Joint ventures		11,275	12,522	230	(132)	(3)
Daytona Midco, S.L. (Nabiax)	20.00%	120	81	(1)	—	—
Adquira España, S.A.	44.44%	4	4	—	—	—
HoldCo Infraco SpA. (Onnet Fibra Chile)	40%	79	76	—	(1)	—
Alamo HoldCo S.L. (Onnet Fibra Colombia)	40%	12	—	(15)	—	—
Internet para todos S.A.C	54.67%	55	52	(3)	(5)	—
Telefónica Factoring España, S.A.	50%	7	7	4	3	3
Telefónica Factoring do Brasil, Ltda.	50%	3	3	3	3	2
Telefónica Factoring Peru, S.A.C.	50%	2	3	1	1	1
Telefónica Factoring Colombia, S.A.	50%	1	2	1	1	1
Telefónica Factoring México,S.A. de C.V.	50%	1	1	—	—	—
Telefónica Factoring Chile, SpA.	50%	1	1	—	—	—
Telefónica Factoring Ecuador, S.A.	50%	—	—	—	—	—
Telefónica Consumer Finance, Establecimiento Financiero de Crédito, S.A.	50%	19	19	2	2	(1)
Movistar Consumer Finance Colombia SAS	50%	2	1	(3)	(1)	—
Others		6	1	(2)	2	(1)
Associates		312	251	(13)	5	5
Total		11,587	12,773	217	(127)	2
The detail of the movement in investments accounted for by the equity method in 2022 and 2021 is as follows:

Investments accounted for by the equity method	Millions of euros
Balance at 12/31/2020	427
Additions	12,329
Disposals	(5)
Translation differences and other comprehensive income (loss)	350
(Loss) income	(127)
Dividends	(198)
Transfers and others	(3)
Balance at 12/31/2021	12,773
Additions	181
Disposals	(12)
Translation differences and other comprehensive income (loss)	(646)
Income (loss)	217
Dividends	(920)
Transfers and others	(6)
Balance at 12/31/2022	11,587
On January 11, 2022, once the corresponding authorizations from the regulatory authorities were obtained and after the fulfilment of certain agreed conditions, the transaction between Colombia Telecomunicaciones S.A. ESP BIC (Telefónica Colombia) and a Colombian company controlled by Kohlberg Kravis Roberts - KKR (Onnet Fibra Colombia S.A.S) for the sale and purchase of certain fiber assets owned by Telefónica Colombia and for the provision of wholesale connectivity services by Onnet Fibra Colombia S.A.S to Telefónica Colombia, the development of activities of deployment of fiber network, and other associated services, was completed. Telefónica Colombia received, as consideration, 187 million U.S. dollars (approximately 165 million euros at the exchange rate at such date) and 40% of the shares of a Spanish company controlled by KKR, Alamo HoldCo S.L., the sole shareholder of Onnet Fibra Colombia S.A.S. (see Note 30). The gain included in "Other income" in the consolidated income statement for the year 2022 amounted to 162 million euros (see Note 26). Additions for the year 2022 include the fair value assigned to the 40% of the investment in Alamo HoldCo, S.L. amounting to 28 million euros.
On May 24, 2022, Telefónica Infra, S.L. achieved a 20% stake in Daytona Midco S.L. as a result of the agreement reached on May 7, 2021 with Asterion Industrial Partners ("Asterion") for the contribution to Nabiax (a subsidiary of Asterion) of four data centers owned by the Telefónica Group (see Note 29.c). Additions for the year 2022 regarding this transaction amounted to 41 million euros.
Additions for the year 2022 also includes the capital increase of 50 million euros at Unsere Grüne Glasfaser (27 million euros in 2021, see Note 28).
On July 29, 2022, Telefónica, Liberty Global and InfraVia (see Note 29.c.) reached an agreement for the establishment of a joint venture, "nexfibre", for the deployment of fiber-to-the-home (FTTH) in the United Kingdom. Once the relevant regulatory authorizations were obtained and the other conditions were fulfilled, the closing of the transaction took place on December 15, 2022. After closing, Liberty Global and Telefónica participate by halves in a joint vehicle that holds a 50% interest in nexfibre, with InfraVia owning the remaining 50%.
"Translation differences and other comprehensive income (loss)" for the year 2022 mainly includes the impact of the pound sterling depreciation associated with the investment in VMO2, amounting to 627 million euros and the results of the defined benefit pension plan in VMO2 amounting to 106 million euros. This also includes gains imputed to equity on derivatives financial instruments in Unsere Grüne Glasfaser amounting to 69 million euros.
In June, September and December 2022, dividends of 125 million pounds sterling (equivalent to 146 million euros) 290 million pounds sterling (equivalent to 324 million euros) and 385 million pounds sterling (equivalent to 439 million euros), respectively, were received from VMED O2 UK Ltd. In December 2021, a dividend was received from VMED O2 UK Ltd for an amount of 161 million pounds sterling (equivalent to 187 million euros, see Note 28).
Additions for the year 2021 mainly includes the fair value of the 50% stake in VMO2 at the date of incorporation, which amounts to 12,012 million euros (see Note 2).

In July 2021, the sale transaction of 60% of the shares of Infraco, SpA was completed. In 2021 additions, the value of the shareholding after the operation is included, amounting to 75 million euros.

Additionally, the value of the 50% stake in Fibrasil at the date of the transaction amounting to 73 million euros is included in additions for the year 2021.

In July 2021, the partial closing of the transaction with Asterion took place, Telefónica obtained 13.94% of the company Daytona Midco S.L. and its subsidiary Digital Data Center Bidco, S.L.U. (Nabiax), registering 81 million euros in additions.

VMED O2 UK

Main assumptions used in the initial fair value calculation

The fair value calculation for VMED O2 UK Ltd at the time of its constitution was based on a discounted cash flows valuation, using the methods of multiples of comparable companies and multiples of transactions as a cross-check.

The valuation emanated from the business plan of the joint venture for the 2021-2023 period that resulted from the aggregation of the individual business plans of O2 and Virgin Media approved by Telefónica and Liberty Global, respectively, extended to 2030, and the synergies plan prepared by the strategy teams of both groups. The following is a description of the main variables considered in the fair value calculation, according to the primary method:

•Revenues: the valuation scenario assumed growth rates between 0% and 3% over the period, in line with the estimations of analysts and supported in the revenues synergies expected for the transaction.

•EBITDA margin: the forecasted EBITDA (operating income before depreciation and amortization) was based on the stand-alone plans, The normalized margin (post-IFRS 16, i.e., before amortization of rights of use), adjusted to consider the impact of annual payments of spectrum licenses once expired, was in the range of 36% to 40%.

•Synergies: were considered taking into account management’s analysis performed at the individual workstream level and benchmarked with analyst estimates of probability of achievement.

•Long-term capital expenditure ratio: it was expected to be in a range of 16% to 22% (including CapEx and rights of use additions), aligned with the historical level of comparable companies.

•The discount rate applied to the cash flow projections was the weighted average cost of capital (WACC), the expected return appropriate for the expected risk level.

A modified version of the Capital Asset Pricing Model (“CAPM”) was used to estimate the required return on equity. To relever the beta it was considered the intrinsic leverage of the joint venture. In addition, it was considered a specific premium or alpha, which captures additional risks considered at the time of incorporation in relation to the likelihood of realization of synergies and the execution risk of the combined business plan.

For the cost of debt, in line with the leverage assumption considered, the bonds issued by the joint venture were analysed and their spreads were compared to a comparable risk free rate (with a similar maturity, in the same currency and issued in the same country, so that there was not distortion due to the risk premia by country). A return after taxes was used because the interests on the financial debt are tax deductible.

In conclusion, the discount rate applied for the valuation was 6.9%.

•Perpetuity growth rate: revenues from 2028 were normalized to the perpetuity growth rate (g), considering the analysts' consensus for the companies of the sector in the United Kingdom, contrasting with the estimations of long-term inflation rates and with the assumptions made by companies of the sector in their impairment tests. The perpetuity growth rate considered was 1.0%.
Impairment test as at December 31, 2022
The Group has performed an impairment analysis of the investment in VMO2 at the end of the year.
2022 has been a challenging year for the United Kingdom. In addition to higher inflation due to external factors (rising energy prices, supply chain problems and food prices) and domestic factors (very dynamic labour market), interest rates have risen, which has had a negative impact on the disposable income of households and businesses. This was followed after the summer by an episode of high financial volatility as a result of inconsistent fiscal policy decisions.
Despite the difficult macroeconomic context VMO2 has delivered its set guidance and made strong strategic and operational progress throughout the year. The company introduced new products, like TV Stream and Switch up and continues to drive fixed mobile convergence with its VOLT product. VMO2 delivered synergies according to its plan and the fixed footprint reached 16.1 million premises passed, meeting the full year build targets. In mobile, it expanded 5G services to more than 1,600 towns and cities, on-track to deliver 5G services to 50% of the UK population in 2023.
In addition, on December 15, 2022, Telefónica Infra, Liberty Global and InfraVia Capital Partners entered into a joint venture (see Note 29.c) which will deploy fibre to the home (FTTH) to 5 million homes in the UK not currently served by VMO2's network, with the possibility of expansion to an additional 2 million homes. The fibre network will offer wholesale FTTH access to telecommunications service providers, with VMO2 acting as the anchor tenant, as well as providing a range of technical services.
As a result of the analysis performed, the Group has concluded that as at December 31, 2022 the value in use continues to exceed the carrying value of the investment, although the headroom has been reduced.
The discount rate used to calculate the value in use at December 31, 2022 has increased from 6.9% to 7.3% due to the macroeconomic tensions in the UK and despite the downward revision, more than 20 months after the establishment of the joint venture, of the specific premium (alpha) considered in the calculation of the initial fair value. The perpetuity growth rate has been maintained at the 1% used in the initial valuation, which is below the real terminal growth forecast for the UK economy and despite higher inflation in the medium-term than assumed in the initial scenario.
Regarding the sensitivity of the calculation to reasonably possible variations in key assumptions:
•An increase of about 18 basis points over the WACC rate used of 7.3%, or a decrease of around 22 basis points in the perpetuity growth rate (1%), would result in the value in use being equal to the carrying value.
•Regarding the operating variables used, which are within the ranges considered in the calculation of the initial fair value, a decrease of around 1 percentage point in the EBITDA margin, or an increase of around 1.1 percentage points in the long-term investment ratio would also equalize the value in use with the carrying value.
The values of operating variables included in the valuation are within the ranges expected by analysts for comparable companies in the region.
Detail of the main items on the statements of financial position and income statements of VMED O2 UK Ltd

Millions of euros	12/31/2022	12/31/2021
Non current assets	46,280	48,779
Current assets	3,782	3,554
Cash and cash equivalents	555	415
Total Assets	50,062	52,333
Non current liabilities	20,840	20,593
Non current financial liabilities	19,668	19,185
Non-current lease liabilities	725	885
Other non current liabilities	447	523
Current liabilities	7,786	7,605
Current financial liabilities	3,248	2,841
Current lease liabilities	221	219
Other current liabilities	4,317	4,545
Total Liabilities	28,626	28,198
Equity (100% VMO2)	21,436	24,135
50% Telefónica Group	10,718	12,068
Acquisition costs	61	61
Investments accounted for by the equity method	10,779	12,129

Millions of euros	January - December 31 2022	June 1 - December 31 2021
Revenues	12,155	7,223
Other operating income	551	290
Operating expenses	(8,305)	(5,063)
OIBDA	4,401	2,450
Depreciation and amortization	(4,170)	(2,395)
Operating income	231	55
Share of income (loss) of investments accounted for by the equity method	1	—
Financial income	24	27
Financial expenses	(1,020)	(504)
Realised and unrealised gains on derivative instruments, net (1)	2,567	489
Foreign currency transaction losses, net	(1,296)	(367)
Net financial expense	275	(355)
Result before taxation	507	(300)
Income tax	(15)	65
Result for the period (100% VMO2)	492	(235)
50% attributable to Telefónica Group	246	(117)
Share-based compensation (2)	14	14
Other adjustments	32	—
Share of income (loss) of investments accounted for by the equity method	292	(103)
Other comprehensive income (100% VMO2)	(113)	68
(1) VMO2 entered into various derivative instruments to manage interest rate exposure and foreign currency exposure. Generally, VMO2 does not apply hedge accounting to its derivative instruments. Accordingly, changes in the fair values of most of its derivatives are recorded in the finance results of its consolidated income statement.

(2) Amount related to incentive awards held by certain employees of VMO2 associated with ordinary shares of Liberty Global and Telefónica. Share-based compensation expense is included in Operating expenses in the consolidated income statement of VMO2.

Commitments

Millions of euros	2023	2024	2025	2026	2027	Subsequent years	Total
Purchase commitments	1,106	154	89	60	58	37	1,504
Programming commitments	698	606	446	437	413	204	2,804
Network and connectivity commitments	891	82	57	24	22	199	1,275
Other commitments	359	265	264	266	124	16	1,294
Total commitments VMO2 (100%)	3,054	1,107	856	787	617	456	6,877

Purchase commitments include unconditional and legally binding obligations related to the purchase of customer premises and other equipment and certain service-related commitments, including call center, information technology and maintenance services.

Programming commitments consist of obligations associated with programming contracts that are enforceable and legally binding that includes minimum fees.

Network and connectivity commitments include service commitments associated with the network extension program in the U.K. and commitments associated with the mobile virtual network operator (MVNO) agreements.
On the date of closing of the transaction, Telefónica and Liberty Global entered with VMO2 into certain service agreements, either on a transitional or ongoing basis. Likewise, Telefónica licensed the use of Telefónica and O2 brand rights to VMO2 (see Note 29.c).

The breakdown of balances and transactions related to associates and joint ventures recognized with VMO2 in the consolidated statement of financial position and consolidated income statement is as follows:

Millions of euros	12/31/2022	12/31/2021
Receivables from associates and joint ventures for current operations	40	54
Payables to associates and joint ventures	5	259

Millions of euros	2022	2021
Revenue from operations with associates and joint ventures	130	103
Expenses from operations with associates and joint ventures	63	29

"Payables to associates and joint ventures" includes the obligation at December 31, 2021 in relation to the O2 UK pension plans arising as a result of the constitution of VMED O2 UK Ltd. amounting to 213 million pounds sterling (253 million euros at closing exchange rate of 2021, see Note 22) and that it has been paid in 2022 (see Note 28).

Movistar Prosegur Alarmas

In July 2021 Movistar Prosegur Alarmas, S.L. (formerly Prosegur Alarmas España, S.L.) acquired 100% of Prosegur Soluciones, S.A.U.

The breakdown of the key financial highlights of Movistar Prosegur Alarmas group for the latest period available at the time of preparation of these consolidated financial statements and the reconciliation with the carrying amount in the Group are as follows:

Millions of euros	12/31/2022	12/31/2021
Assets	352	224
Liabilities	(346)	(202)
Net assets	6	22
Purchase price allocation
Assets	136	146
Liabilities	(35)	(38)
Net assets	101	108
% Holding	50%	50%
Group’s share in equity	54	65
Goodwill	198	198
Carrying amount in the Telefónica Group	252	263

FiBrasil
On March 2, 2021, Telefónica Brasil, S.A. ("Vivo") and Telefónica Infra, S.L., infrastructures unit of Telefónica´s Group ("T. Infra"), reached an agreement with Caisse de dépôt et placement du Quebec ("CDPQ") for the construction, development and operation of a fiber (FTTH) network in Brazil, in mid-sized cities outside the State of Sao Paulo, through a joint venture entity, FiBrasil Infraestructura e Fibra Ótica S.A. ("FiBrasil"). On July 2, 2021, once the pertinent authorizations were obtained, the transaction closed, in wich Telefónica Group and CDPQ each held 50% in FiBrasil under a co-control governance model. Telefónica Group participation is distributed equally between Vivo and T.Infra.
The terms of the transaction encompass a total investment by CDPQ of up to 1,800 million reals (approximately 267 million euros at the date of the agreement), comprising payments to both Vivo and FiBrasil, for 50% stake in FiBrasil and also certain payments to be made by T. Infra in the equivalent economic terms, for a 25% stake in FiBrasil. CDPQ´s capital contributions, in addition to expected leverage to be raised by the joint venture, will provide a fully funded business plan to accomplish FiBrasil´s deployment targets.
Breakdown of balances and transactions with associates and joint ventures
The breakdown of items related to associates and joint ventures recognized in the consolidated statements of financial position and consolidated income statements is as follows:

	12/31/2022			12/31/2021
Millions of euros	Associates	Joint ventures	Total	Associates	Joint ventures	Total
Credits and other financial assets from associates and joint ventures	217	11	228	87	10	97
Receivables from associates and joint ventures (Note 14)	66	85	151	34	87	121
Long-term contractual liabilities to associates and joint ventures	82	51	133	—	31	31
Payables to associates and joint ventures (Note 22)	72	21	93	72	272	344
Short-term contractual liabilities to associates and joint ventures	7	12	19	—	8	8
Other short-term liabilities to associates and joint ventures (Note 22)	—	1	1	—	—	—

	2022			2021			2020
Millions of euros	Associates	Joint ventures	Total	Associates	Joint ventures	Total	Associates	Joint ventures	Total
Revenue from operations with associates and joint ventures	209	251	460	65	263	328	13	255	268
Expenses from operations with associates and joint ventures	199	116	315	86	36	122	37	2	39
Financial revenues with associates and joint ventures	27	1	28	1	—	1	—	—	—
Financial expenses with associates and joint ventures	1	9	10	1	—	1	—	—	—

"Credits and other financial assets from associates and joint ventures" at December 31, 2022 includes 82 million euros of loans and 59 million euros of trade receivables granted by Colombia Telecomunicaciones, S.A. ESP BIC to the associate company Álamo Holdco, S.L. and it subsidiary Onnet Fibra Colombia S.A.S., respectively. Additionally, this line includes 75 million euros corresponding to the subordinated debt granted by Telefónica Chile to the associate company HoldCo Infraco, SpA. generated by the sale of 40% of the fiber optic business (87 million euros as of December 31, 2021, see Note 12).
"Long-term contractual liabilities to associates and joint ventures" at December 31, 2022 includes 82 million euros corresponding to Colombia Telecomunicaciones, S.A. ESP BIC with the associate company Onnet Fibra Colombia, S.A.S.
"Revenue from operations with associates and joint ventures" in 2022 mainly includes 88 million euros corresponding to the transactions of the Group with the associate company HoldCo Infraco SpA (52 million euros in 2021) and 97 million euros with the associate company Onnet Fibra Colombia, S.A.S. In 2021 it included 98 million euros corresponding to the transactions of the Group with the joint venture Tesco Mobile Ltd. from January 1, to the date of the incorporation of VMED O2 UK (232 million euros in 2020).
"Expenses from operations with associates and joint ventures" in 2022 mainly includes 121 million euros corresponding to the transactions of the Group with the associate company HoldCo Infraco SpA (50 million euros in 2021) and 39 million euros with the associate company Álamo Holdco, S.L.